UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 27, 2009

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

451 Florida Street, Baton Rouge, Louisiana	70801
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code

(225) 388-8011

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 2— Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On April 27, 2009, Albemarle Corporation (the “Company”) issued a press release regarding its earnings for the first quarter ended March 31, 2009. A copy of this release is being furnished as Exhibit 99.1 hereto and incorporated herein by reference. In addition, on April 28, 2009, the Company will hold a teleconference for analysts and media to discuss results for the first quarter ended March 31, 2009. The teleconference is webcast on the Company’s website at www.albemarle.com.

The press release attached as Exhibit 99.1 includes diluted earnings per share excluding special items that relate to restructuring costs at various Company locations. Diluted earnings per share excluding special items is a financial measure that is not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). It is presented to exclude the impact of certain non-recurring items on the Company’s results. The Company has reported diluted earnings per share excluding special items because management believes that this financial measure is more reflective of the Company’s operations, provides transparency to investors and enables period-to-period comparability of financial performance. Diluted earnings per share excluding special items should not be considered as an alternative to diluted earnings per share determined in accordance with GAAP. The Company has included in the press release a reconciliation of diluted earnings per share excluding special items, the non-GAAP financial measure, to diluted earnings per share, the most directly comparable financial measure calculated and reported in accordance with GAAP.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Press release, dated April 27, 2009, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2009

ALBEMARLE CORPORATION

By:	/s/ Nicole C. Daniel
Nicole C. Daniel
Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release, dated April 27, 2009, issued by the Company.